UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 1, 2019

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URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND (State or Other Jurisdiction of Incorporation)	1-12803 (Commission File Number)	04-2458042 (I.R.S. Employer Identification No.)

321 Railroad Avenue, Greenwich, CT (Address of Principal Executive Offices)	06830 (Zip Code)

(203) 863-8200
(Registrant's telephone number, including area code)
N/A
(Former Name or Former address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $.01 per share	UBP	New York Stock Exchange

Class A Common Stock, par value $.01 per share	UBA	New York Stock Exchange

6.75% Series G Cumulative Preferred Stock	UBPPRG	New York Stock Exchange

6.25% Series H Cumulative Preferred Stock	UBPPRH	New York Stock Exchange

5.875% Series K Cummulative Preferred Stock	UBPPRK	New York Stock Exchange

Common Stock Rights to Purchase Preferred Shares	N/A	New York Stock Exchange

Class A Common Stock Rights to Purchase Preferred Shares	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On October 1, 2019, Urstadt Biddle Properties Inc. (the "Company") called for redemption all issued and outstanding shares of its 6.75% Series G Cumulative Redeemable Preferred Stock (the "Series G Preferred Stock") on November 1, 2019 (the "Redemption Date").  The Company will redeem all 3,000,000 outstanding shares of the Series G Preferred Stock on November 1, 2019, the redemption date. The Series G Preferred Stock will be redeemed at a redemption price of $25.00 per share. Since October 31, 2019 is a regular dividend payment date for the Series G Preferred stock, no accrued and unpaid dividends are included in the redemption price.  The Series G Preferred Stock is in book-entry form; the notice of redemption was mailed to the record holder of the Series G Preferred Stock on October 1, 2019.

A copy of the press release announcing the redemption is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibits are filed as part of this report:

Exhibit 99.1 Press Release of Urstadt Biddle Properties Inc. dated October 1, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URSTADT BIDDLE PROPERTIES INC.
(Registrant)

DATE: October 2, 2019	By: /s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer